UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 27, 2015

INTERVEST BANCSHARES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23377	13-3699013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Rockefeller Plaza, Suite 400, New York, New York	10020-2002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number Including Area Code: (212) 218-2800

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 27, 2015, the Board of Directors of Intervest Bancshares Corporation (the “Company”), upon recommendation of the Compensation Committee of the Board, approved the payment of cash bonuses to senior executives under the Annual Incentive Plan for Senior Executives (the “Plan”). The awards were approved in the following amounts: Lowell S. Dansker - $274,000; Keith A. Olsen - $155,000; Stephen A. Helman - $100,000; John J. Arvonio - $98,000; and Robert Tonne - $81,000. These amounts constitute the cash payments proposed to be paid to the Company’s Named Executive Officers as described under the heading “Merger-Related Compensation for Intervest’s Named Executive Officers” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 8, 2014 (the “Merger Proxy Statement”). While the amounts allocated to the Named Executive Officers differ slightly from those set forth in the Merger Proxy Statement, the aggregate amount payable to all of the Named Executive Officers is the same as that set forth in the Merger Proxy Statement.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

A Special Meeting of Shareholders (the “Meeting”) of Intervest Bancshares Corporation (the “Company”) was held on January 27, 2015. As of the record date of December 1, 2014, there were a total of 22,022,090 shares of common stock outstanding and entitled to vote at the Meeting. At the Meeting, 15,629,889 shares of common stock were present in person or by proxy, representing a quorum.

At the Meeting, the Company’s shareholders: (i) approved the Agreement and Plan of Merger dated as of July 31, 2014, by and among Bank of the Ozarks, Inc. and its wholly-owned bank subsidiary, Bank of the Ozarks, and the Company and the Company’s wholly-owned bank subsidiary, Intervest National Bank; (ii) approved a non-binding advisory proposal on compensation that may become payable to the Company’s named executive officers in connection with the merger; and (iii) approved a proposal to authorize the Board of Directors of the Company to adjourn the Meeting to a later date, if necessary or appropriate. The results of the voting at the Meeting on each such matter are set out below.

1.	Approval of the Agreement and Plan of Merger dated as of July 31, 2014.

Votes For	Votes Against	Abstain	Broker Non-Votes

15,532,252	13,808	83,829	0

2.	Non-Binding Advisory Proposal on Merger-Related Compensation.

Votes For	Votes Against	Abstain	Broker Non-Votes

12,423,934	3,086,297	119,658	0

3.	Approval of Proposal to Authorize the Board to Adjourn the Meeting.

Votes For	Votes Against	Abstain	Broker Non-Votes

15,398,113	151,016	80,760	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERVEST BANCSHARES CORPORATION

Date: January 27, 2015	By:	/s/ Lowell S. Dansker
Lowell S. Dansker
Chairman and Chief Executive Officer